UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID CAP STOCK FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Mid Cap Stock Fund

For the fiscal year ended December 31, 2015

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2015

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2015, the Fund returned -3.55%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap Value® Index1, which returned -4.78% over the same period.

Domestic equity markets advanced over the past year, with the S&P 500® Index2 rising 1.38% during the trailing 12-month period. Despite this general move upward, there were a few periods of short-term volatility, most notably in January

2015, when the S&P 500 declined 3.0% in total return terms, and in August 2015, when the index dropped 6.0%, its greatest monthly loss in three years. One of the prevailing market themes during the trailing 12-month period was the continued weakness in energy prices. Finally, U.S. real gross domestic product (GDP), which was initially reported to have contracted by 0.2% in the first quarter of 2015, was later revised upwards to a modest 0.6% expansion. In the second quarter of 2015, real GDP advanced 3.9%, while the third estimate from the Bureau of Economic Analysis indicated that real GDP increased 2.0% in the third quarter of 2015.

Among sectors, stock selection within the energy sector contributed to the Fund’s performance, relative to its benchmark, over the trailing 12 months. The price of oil fell considerably during the period; as such, a focus on companies with responsible capital spending, shareholder-friendly payout polices, and low-cost assets likely contributed to performance relative to the Fund’s benchmark.

The Fund’s stock selection in the information technology sector also contributed to relative performance. Within information technology, an overweight position in NVIDIA Corp., a developer of visual computing processors, contributed to relative performance. NVIDIA continues to benefit from growing revenues in the automotive, data center, and video gaming markets. Similarly, an overweight allocation to Juniper Networks, Inc., a developer of high-performance networks, contributed to performance relative to the benchmark. Juniper’s share price benefited during the period from its expanded cost reduction initiative, generous capital return commitments, and new product cycle.

Stock selection within the materials sector was the primary detractor from relative performance over the trailing 12 months. Within the materials sector, an overweight position in Huntsman Corp., a chemicals manufacturer, detracted from relative performance as the firm continued to face pressure from falling oil prices and slowing GDP in China. Also detracting from performance was an overweight position in WestRock Co., a paper and packaging solutions company. WestRock saw its share price negatively affected by concerns surrounding the outlook for containerboard demand.

The Fund’s stock selection in the industrials sector also detracted from performance relative to the Fund’s benchmark. Within industrials, aviation company Triumph Group, Inc., detracted from performance. During the period, Triumph’s management indicated that the company faces future uncertainty based on weak organic growth in its commercial and military aftermarket segments. An overweight position to Kennametal, Inc., a supplier of tooling, engineered components, and advanced materials, was another detractor from relative performance. Kennametal made further progress on its restructuring initiatives during the period, however, continued volume softness weighed on the company’s share price.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years	Life of Class
Class A3	-9.10%	7.77%	4.69%	–
Class B4	-9.06%	8.03%	4.76%	–
Class C5	-5.23%	8.33%	4.62%	–
Class F6	-3.41%	9.30%	–	4.36%
Class I7	-3.31%	9.40%	5.66%	–
Class P7	-3.68%	9.02%	5.24%	–
Class R2[8]	-3.92%	8.75%	–	6.91%
Class R3[8]	-3.77%	8.87%	–	7.03%
Class R4[9]	–	–	–	-5.61%	*
Class R5[9]	–	–	–	-5.48%	*
Class R6[9]	–	–	–	-5.43%	*

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6  Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7  Performance is at net asset value.

8  Commenced operation on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

9  Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

*  Since share Class has existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/15 – 12/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/15	12/31/15	7/1/15 - 12/31/15
Class A
Actual	$1,000.00	$943.70	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19
Class B
Actual	$1,000.00	$940.50	$8.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class C
Actual	$1,000.00	$940.50	$8.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class F
Actual	$1,000.00	$944.50	$4.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43
Class I
Actual	$1,000.00	$944.90	$3.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class P
Actual	$1,000.00	$942.90	$6.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26
Class R2
Actual	$1,000.00	$942.00	$6.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.97
Class R3
Actual	$1,000.00	$942.80	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.41
Class R4
Actual	$1,000.00	$943.90	$4.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.14
Class R5
Actual	$1,000.00	$945.20	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class R6
Actual	$1,000.00	$945.70	$3.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.03	$3.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.02% for Class A, 1.77% for Classes B and C, 0.87% for Class F, 0.77% for Class I, 1.23% for Class P, 1.37% for Class R2, 1.26% for Class R3, 1.01% for Class R4, 0.76% for Class R5 and 0.63% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2015

Sector*	%**
Consumer Discretionary	10.03%
Consumer Staples	2.67%
Energy	8.41%
Financials	35.20%
Health Care	7.46%
Industrials	7.92%
Information Technology	12.39%
Materials	3.97%
Utilities	10.70%
Repurchase Agreement	1.25%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.77%

Aerospace & Defense 2.29%
Orbital ATK, Inc.	418,322	$37,373
Triumph Group, Inc.	313,668	12,468
Total		49,841

Banks 8.82%
CIT Group, Inc.	666,584	26,464
Citizens Financial
Group, Inc.	1,446,400	37,881
East West Bancorp, Inc.	520,000	21,611
Fifth Third Bancorp	1,701,600	34,202
First Republic Bank	353,000	23,319
M&T Bank Corp.	403,300	48,872
Total		192,349

Beverages 1.20%
Molson Coors Brewing Co.
Class B	279,121	26,215

Capital Markets 2.23%
Affiliated Managers
Group, Inc.*	101,200	16,168
Invesco Ltd.	972,700	32,566
Total		48,734

Chemicals 1.49%
Albemarle Corp.	580,526	32,515

Communications Equipment 4.71%
Harris Corp.	476,499	41,408
Juniper Networks, Inc.	1,202,300	33,184
Motorola Solutions, Inc.	412,600	28,242
Total		102,834

Containers & Packaging 1.42%
WestRock Co.	676,600	30,866
		Fair
		Value
Investments	Shares	(000)
Electric: Utilities 9.19%
Edison International	814,900	$48,250
Great Plains Energy, Inc.	1,114,395	30,434
ITC Holdings Corp.	776,900	30,494
Portland General
Electric Co.	1,090,900	39,676
PPL Corp.	1,511,600	51,591
Total		200,445

Electrical Equipment 1.24%
Hubbell, Inc.	266,620	26,939

Energy Equipment & Services 1.85%
Patterson-UTI Energy, Inc.	1,490,704	22,480
Superior Energy
Services, Inc.	1,326,500	17,868
Total		40,348

Food Products 1.47%
Pinnacle Foods, Inc.	755,938	32,097

Health Care Equipment & Supplies 2.31%
Alere, Inc.*	710,100	27,758
St. Jude Medical, Inc.	367,500	22,700
Total		50,458

Health Care Providers & Services 2.01%
Cardinal Health, Inc.	292,119	26,078
HealthSouth Corp.	512,472	17,839
Total		43,917

Hotels, Restaurants & Leisure 4.40%
Aramark	885,907	28,571
MGM Resorts
International*	1,579,122	35,878
Wyndham Worldwide Corp.	432,600	31,428
Total		95,877

Household Durables 4.72%
Jarden Corp.*	630,950	36,040
Lennar Corp. Class A	472,500	23,110
Newell Rubbermaid, Inc.	142,531	6,283
Whirlpool Corp.	254,900	37,437
Total		102,870

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Information Technology Services 5.06%
CSRA, Inc.	1,260,631	$37,819
Fidelity National
Information Services, Inc.	664,600	40,274
VeriFone Systems, Inc.*	1,151,600	32,268
Total		110,361

Insurance 11.16%
Allstate Corp. (The)	432,870	26,877
Argo Group International
Holdings Ltd.	286,965	17,172
Endurance Specialty
Holdings Ltd.	421,000	26,939
Hanover Insurance Group,
Inc. (The)	457,257	37,193
Hartford Financial Services
Group, Inc. (The)	1,089,434	47,347
Lincoln National Corp.	637,800	32,056
XL Group plc (Ireland)(a)	1,424,500	55,812
Total		243,396

Life Sciences Tools & Services 2.19%
Agilent Technologies, Inc.	630,600	26,366
PerkinElmer, Inc.	400,900	21,476
Total		47,842

Machinery 3.90%
Ingersoll-Rand plc	473,700	26,191
ITT Corp.	511,104	18,563
Kennametal, Inc.	938,695	18,023
Stanley Black & Decker, Inc. 208,900		22,296
Total		85,073

Metals & Mining 1.07%
Steel Dynamics, Inc.	1,300,500	23,240

Multi-Utilities 1.52%
Sempra Energy	351,700	33,063
		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 6.56%
Cimarex Energy Co.	390,131	$34,870
EQT Corp.	338,800	17,661
Gulfport Energy Corp.*	543,200	13,346
Newfield Exploration Co.*	599,100	19,507
Noble Energy, Inc.	924,904	30,457
Pioneer Natural
Resources Co.	216,579	27,155
Total		142,996

Pharmaceuticals 0.94%
Mallinckrodt plc*	274,223	20,465

Real Estate Investment Trusts 10.71%
Alexandria Real Estate
Equities, Inc.	183,011	16,537
Boston Properties, Inc.	281,700	35,928
Duke Realty Corp.	1,604,800	33,733
Healthcare Trust of
America, Inc. Class A	973,934	26,267
Kimco Realty Corp.	1,343,300	35,544
Macerich Co. (The)	266,738	21,523
SL Green Realty Corp.	192,700	21,771
UDR, Inc.	1,124,168	42,235
Total		233,538

Real Estate Management & Development 2.28%
Jones Lang LaSalle, Inc.	154,700	24,730
Realogy Holdings Corp.*	683,600	25,068
Total		49,798

Semiconductors & Semiconductor Equipment 2.61%
NVIDIA Corp.	1,141,700	37,631
NXP Semiconductors NV
(Netherlands)*(a)	230,200	19,394
Total		57,025

Textiles, Apparel & Luxury Goods 0.92%
PVH Corp.	272,700	20,084

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2015

		Fair
		Value
Investments	Shares	(000)
Trading Companies & Distributors 0.50%
Univar, Inc.*	639,600	$10,880
Total Common Stocks (cost $2,062,712,552)		2,154,066

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 1.25%

Repurchase Agreement
Repurchase Agreement dated 12/31/2015, 0.03% due 1/4/2016 with Fixed Income Clearing Corp. collateralized by $27,725,000 of U.S. Treasury Note at 1.625% due 7/31/2020; value: $27,759,656; proceeds: $27,211,841 (cost $27,211,750)	$27,212	27,212
Total Investments in Securities 100.02% (cost $2,089,924,302)		2,181,278
Liabilities in Excess of Cash and Other Assets (0.02)%		(331)
Net Assets 100.00%		$2,180,947

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$2,154,066	$–	$–	$2,154,066
Repurchase Agreement	–	27,212	–	27,212
Total	$2,154,066	$27,212	$–	$2,181,278

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2015.

10	See Notes to Financial Statements.

This page is intentionally left blank.

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in securities, at fair value (cost $2,089,924,302)	$2,181,278,309
Cash	421,577
Receivables:
Interest and dividends	5,374,240
Capital shares sold	2,193,793
Prepaid expenses and other assets	42,819
Total assets	2,189,310,738
LIABILITIES:
Payables:
Capital shares reacquired	4,593,694
12b-1 distribution plan	1,212,341
Management fee	1,012,761
Directors’ fees	945,352
Fund administration	74,566
To affiliates (See Note 3)	51,385
Accrued expenses	474,018
Total liabilities	8,364,117
NET ASSETS	$2,180,946,621
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,376,453,078
Distributions in excess of net investment income	(778,144)
Accumulated net realized loss on investments	(286,082,320)
Net unrealized appreciation on investments	91,354,007
Net Assets	$2,180,946,621

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2015

Net assets by class:
Class A Shares	$1,138,632,242
Class B Shares	$11,811,888
Class C Shares	$199,955,861
Class F Shares	$116,935,138
Class I Shares	$604,278,394
Class P Shares	$78,292,672
Class R2 Shares	$965,596
Class R3 Shares	$30,030,289
Class R4 Shares	$9,440
Class R5 Shares	$9,452
Class R6 Shares	$25,649
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	45,997,124
Class B Shares (200 million shares of common stock authorized, $.001 par value)	509,763
Class C Shares (200 million shares of common stock authorized, $.001 par value)	8,667,097
Class F Shares (200 million shares of common stock authorized, $.001 par value)	4,762,972
Class I Shares (250 million shares of common stock authorized, $.001 par value)	24,598,906
Class P Shares (200 million shares of common stock authorized, $.001 par value)	3,259,328
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	39,515
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	1,225,245
Class R4 Shares (200 million shares of common stock authorized, $.001 par value)	381.83
Class R5 Shares (200 million shares of common stock authorized, $.001 par value)	384.70
Class R6 Shares (200 million shares of common stock authorized, $.001 par value)	1,043.46
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$24.75
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$26.26
Class B Shares-Net asset value	$23.17
Class C Shares-Net asset value	$23.07
Class F Shares-Net asset value	$24.55
Class I Shares-Net asset value	$24.57
Class P Shares-Net asset value	$24.02
Class R2 Shares-Net asset value	$24.44
Class R3 Shares-Net asset value	$24.51
Class R4 Shares-Net asset value	$24.72
Class R5 Shares-Net asset value	$24.57
Class R6 Shares-Net asset value	$24.58

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2015

Investment income:
Dividends	$41,402,473
Interest and other	355
Total investment income	41,402,828
Expenses:
Management fee	12,814,703
12b-1 distribution plan-Class A	3,107,035
12b-1 distribution plan-Class B	169,812
12b-1 distribution plan-Class C	2,196,596
12b-1 distribution plan-Class F	124,741
12b-1 distribution plan-Class P	373,438
12b-1 distribution plan-Class R2	7,951
12b-1 distribution plan-Class R3	159,763
12b-1 distribution plan-Class R4	12
Shareholder servicing	2,551,411
Fund administration	949,176
Subsidy (See Note 3)	870,667
Reports to shareholders	151,920
Registration	135,665
Directors’ fees	86,699
Professional	61,691
Custody	37,367
Other	296,821
Gross expenses	24,095,468
Expense reductions (See Note 8)	(1,793)
Net expenses	24,093,675
Net investment income	17,309,153
Net realized and unrealized gain (loss):
Net realized gain on investments	266,105,836
Net change in unrealized appreciation/depreciation on investments	(362,522,149)
Net realized and unrealized loss	(96,416,313)
Net Decrease in Net Assets Resulting From Operations	$(79,107,160)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2015	December 31, 2014
Operations:
Net investment income	$17,309,153	$13,512,008
Net realized gain on investments	266,105,836	397,197,025
Net change in unrealized appreciation/depreciation on investments	(362,522,149)	(132,992,376)
Net increase (decrease) in net assets resulting from operations	(79,107,160)	277,716,657
Distributions to shareholders from:
Net investment income
Class A	(8,954,262)	(6,119,895)
Class B	(2,993)	–
Class C	(92,785)	–
Class F	(1,122,657)	(919,611)
Class I	(6,418,481)	(5,421,754)
Class P	(514,686)	(537,393)
Class R2	(2,421)	(3,257)
Class R3	(160,641)	(113,470)
Class R4	(87)	–
Class R5	(100)	–
Class R6	(102)	–
Total distributions to shareholders	(17,269,215)	(13,115,380)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	223,646,755	254,192,986
Reinvestment of distributions	16,039,705	12,279,583
Cost of shares reacquired	(461,507,569)	(642,480,043)
Net decrease in net assets resulting from capital share transactions	(221,821,109)	(376,007,474)
Net decrease in net assets	(318,197,484)	(111,406,197)
NET ASSETS:
Beginning of year	$2,499,144,105	$2,610,550,302
End of year	$2,180,946,621	$2,499,144,105
Distributions in excess of net investment income	$(778,144)	$(577,086)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:
	Net asset		Net
	value,	Net	realized and	Total from	Net
	beginning of	investment	unrealized	investment	investment
	period	income(a)	gain (loss)	operations	income
Class A
12/31/2015	$25.87	$ 0.19	$(1.11)	$(0.92)	$(0.20)
12/31/2014	23.29	0.12	2.58	2.70	(0.12)
12/31/2013	17.94	0.09	5.35	5.44	(0.09)
12/31/2012	15.77	0.11	2.18	2.29	(0.12)
12/31/2011	16.45	0.04	(0.70)	(0.66)	(0.02)
Class B
12/31/2015	24.21	(0.03)	(1.01)	(1.04)	– (c)
12/31/2014	21.83	(0.04)	2.42	2.38	–
12/31/2013	16.87	(0.05)	5.01	4.96	– (c)
12/31/2012	14.83	– (c)	2.04	2.04	–
12/31/2011	15.54	(0.08)	(0.63)	(0.71)	–
Class C
12/31/2015	24.11	– (c)	(1.03)	(1.03)	(0.01)
12/31/2014	21.74	(0.04)	2.41	2.37	–
12/31/2013	16.80	(0.04)	4.98	4.94	– (c)
12/31/2012	14.77	– (c)	2.04	2.04	(0.01)
12/31/2011	15.48	(0.06)	(0.65)	(0.71)	–
Class F
12/31/2015	25.67	0.23	(1.11)	(0.88)	(0.24)
12/31/2014	23.11	0.19	2.56	2.75	(0.19)
12/31/2013	17.81	0.14	5.30	5.44	(0.14)
12/31/2012	15.66	0.16	2.15	2.31	(0.16)
12/31/2011	16.33	0.08	(0.68)	(0.60)	(0.07)
Class I
12/31/2015	25.68	0.26	(1.11)	(0.85)	(0.26)
12/31/2014	23.12	0.20	2.57	2.77	(0.21)
12/31/2013	17.81	0.16	5.31	5.47	(0.16)
12/31/2012	15.66	0.18	2.15	2.33	(0.18)
12/31/2011	16.34	0.11	(0.71)	(0.60)	(0.08)
Class P
12/31/2015	25.10	0.14	(1.07)	(0.93)	(0.15)
12/31/2014	22.60	0.12	2.51	2.63	(0.13)
12/31/2013	17.41	0.09	5.19	5.28	(0.09)
12/31/2012	15.30	0.11	2.11	2.22	(0.11)
12/31/2011	15.95	0.02	(0.66)	(0.64)	(0.01)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset			Net	Net assets,	Portfolio
value,	Total	Total	investment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)

$24.75	(3.55)	1.01	0.74	$1,138,632	62.97
25.87	11.60	1.08	0.50	1,316,915	58.77
23.29	30.32	1.11	0.42	1,390,193	63.61
17.94	14.49	1.13	0.67	1,224,394	68.57
15.77	(3.95)	1.14	0.22	1,310,387	47.77

23.17	(4.28)	1.75	(0.11)	11,812	62.97
24.21	10.90	1.75	(0.19)	20,834	58.77
21.83	29.41	1.76	(0.26)	27,544	63.61
16.87	13.76	1.78	(0.01)	34,227	68.57
14.83	(4.57)	1.78	(0.49)	50,420	47.77

23.07	(4.27)	1.75	(0.01)	199,956	62.97
24.11	10.90	1.75	(0.16)	231,505	58.77
21.74	29.41	1.75	(0.22)	232,261	63.61
16.80	13.79	1.78	0.03	201,356	68.57
14.77	(4.59)	1.77	(0.42)	218,201	47.77

24.55	(3.41)	0.86	0.90	116,935	62.97
25.67	11.89	0.85	0.80	126,404	58.77
23.11	30.58	0.86	0.68	78,442	63.61
17.81	14.76	0.88	0.92	63,451	68.57
15.66	(3.69)	0.89	0.47	65,902	47.77

24.57	(3.31)	0.76	1.00	604,278	62.97
25.68	11.97	0.75	0.82	666,535	58.77
23.12	30.76	0.76	0.77	733,422	63.61
17.81	14.88	0.78	1.06	616,196	68.57
15.66	(3.64)	0.79	0.69	410,713	47.77

24.02	(3.68)	1.15	0.57	78,293	62.97
25.10	11.63	1.05	0.53	102,977	58.77
22.60	30.34	1.08	0.43	115,475	63.61
17.41	14.49	1.14	0.65	122,334	68.57
15.30	(4.03)	1.20	0.15	169,767	47.77

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:
	Net asset		Net
	value,	Net	realized and	Total from	Net
	beginning of	investment	unrealized	investment	investment
	period	income(a)	gain (loss)	operations	income
Class R2
12/31/2015	$25.49	$0.09	$(1.08)	$(0.99)	$(0.06)
12/31/2014	22.95	0.05	2.54	2.59	(0.05)
12/31/2013	17.72	0.06	5.25	5.31	(0.08)
12/31/2012	15.59	0.08	2.13	2.21	(0.08)
12/31/2011	16.27	– (c)	(0.68)	(0.68)	–
Class R3
12/31/2015	25.61	0.13	(1.10)	(0.97)	(0.13)
12/31/2014	23.06	0.09	2.55	2.64	(0.09)
12/31/2013	17.78	0.06	5.28	5.34	(0.06)
12/31/2012	15.64	0.09	2.15	2.24	(0.10)
12/31/2011	16.32	0.02	(0.69)	(0.67)	(0.01)
Class R4
6/30/2015 to 12/31/2015(e)	26.44	0.15	(1.64)	(1.49)	(0.23)
Class R5
6/30/2015 to 12/31/2015(e)	26.28	0.18	(1.63)	(1.45)	(0.26)
Class R6
6/30/2015 to 12/31/2015(e)	26.28	0.20	(1.63)	(1.43)	(0.27)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A, B and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount is less than $.01.
(d)	Amount is less than .01%.
(e)	Commenced on June 30, 2015.
(f)	Not annualized.
(g)	Annualized.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset					Net		Net assets,	Portfolio
value,	Total		Total		investment		end of	turnover
end of	return(b)		expenses		income		period	rate
period	(%)		(%)		(%)		(000)	(%)

$24.44	(3.92)		1.36		0.35		$966	62.97
25.49	11.30		1.35		0.23		1,549	58.77
22.95	30.02		1.36		0.27		1,586	63.61
17.72	14.21		1.38		0.46		675	68.57
15.59	(4.24)		1.39		0.00	(d)	500	47.77

24.51	(3.77)		1.24		0.51		30,030	62.97
25.61	11.45		1.24		0.36		32,426	58.77
23.06	30.07		1.25		0.30		31,628	63.61
17.78	14.33		1.27		0.56		23,905	68.57
15.64	(4.10)		1.28		0.11		17,766	47.77

24.72	(5.61	)(f)	1.01	(g)	1.17	(g)	9	62.97

24.57	(5.48	)(f)	0.76	(g)	1.42	(g)	9	62.97

24.58	(5.43	)(f)	0.63	(g)	1.56	(g)	26	62.97

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. Classes R4, R5 and R6 shares commenced at the close of business on June 30, 2015, accordingly financial Highlights for these share classes are not presented for period covered in this report. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2012 through December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3, and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2015, the effective management fee paid to Lord Abbett was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2015, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Global Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund, were 10.84%, 1.33%, 9.05% and 3.54%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3	Class R4
Service	.25	%(1)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2015:

Distributor	Dealers’
Commissions	Concessions
$124,698	$693,035

Distributor received CDSCs of $3,345 and $5,630 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2015.

A Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2015 and 2014 was as follows:

	Year Ended	Year Ended
	12/31/2015	12/31/2014
Distributions paid from:
Ordinary income	$17,269,215	$13,115,380
Total distributions paid	$17,269,215	$13,115,380

As of December 31, 2015, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$167,208
Total undistributed earnings	167,208
Capital loss carryforwards*	(274,190,688)
Temporary differences	(8,636,038)
Unrealized gains – net	87,153,061
Total accumulated losses – net	$(195,506,457)

*	As of December 31, 2015, the Fund had a capital loss carryforward of $274,190,688 set to expire in 2017.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post—October capital losses of $7,690,686 during fiscal 2015.

As of December 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,094,125,248
Gross unrealized gain	235,265,805
Gross unrealized loss	(148,112,744)
Net unrealized security gain	$87,153,061

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized
Investment Income	Loss
$(240,996)	$240,996

The permanent differences are attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2015 were as follows:

Purchases	Sales
$1,468,377,630	$1,666,266,281

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2015.

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett Funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the year ended December 31, 2015, the Fund engaged in cross-trade purchases of $93,522.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$27,211,750	$ –	$27,211,750
Total	$27,211,750	$ –	$27,211,750

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash		Securities
	of Assets and	Financial	Collateral		Collateral	Net
Counterparty	Liabilities	Instruments	Received(a	)	Received(a )	Amount(b	)
Fixed Income Clearing Corp.	$27,211,750	$ –	$ –		$(27,211,750)	$ –
Total	$27,211,750	$ –	$ –		$(27,211,750)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2015.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective August 31, 2015, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of: liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 29, 2016.

Prior to August 31, 2015, the Fund and certain other funds managed by Lord Abbett participated in a $500 million unsecured revolving credit facility with SSB (the “SSB Facility”).

During the fiscal year ended December 31, 2015, the Fund did not utilize the Facility or the SSB Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Because the Fund invests in real estate investment trusts (“REITs”), it may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which it invests. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

Notes to Financial Statements (continued)

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,130,464	$81,051,710	4,195,390	$103,489,306
Converted from Class B*	151,195	3,930,690	213,999	5,179,843
Reinvestment of distributions	333,152	8,033,655	213,487	5,516,233
Shares reacquired	(8,519,588)	(222,982,332)	(13,414,705)	(326,681,951)
Decrease	(4,904,777)	$(129,966,277)	(8,791,829)	$(212,496,569)

Class B Shares
Shares sold	8,300	$205,796	22,139	$498,369
Reinvestment of distributions	119	2,959	–	–
Shares reacquired	(197,252)	(4,741,054)	(194,118)	(4,392,047)
Converted to Class A*	(162,042)	(3,930,690)	(228,854)	(5,179,843)
Decrease	(350,875)	$(8,462,989)	(400,833)	$(9,073,521)

Class C Shares
Shares sold	454,889	$10,966,048	410,158	$9,293,092
Reinvestment of distributions	3,090	72,154	–	–
Shares reacquired	(1,394,098)	(33,661,164)	(1,488,806)	(33,770,413)
Decrease	(936,119)	$(22,622,962)	(1,078,648)	$(24,477,321)

Class F Shares
Shares sold	562,498	$14,568,256	2,200,326	$54,233,896
Reinvestment of distributions	40,531	968,847	31,345	803,696
Shares reacquired	(764,895)	(19,812,833)	(700,800)	(16,984,082)
Increase (decrease)	(161,866)	$(4,275,730)	1,530,871	$38,053,510

Class I Shares
Shares sold	3,866,009	$100,502,230	3,097,547	$72,791,211
Reinvestment of distributions	262,916	6,286,320	206,958	5,308,476
Shares reacquired	(5,481,750)	(140,622,507)	(9,072,022)	(219,755,675)
Decrease	(1,352,825)	$(33,833,957)	(5,767,517)	$(141,655,988)

Class P Shares
Shares sold	279,077	$6,977,284	249,155	$5,908,108
Reinvestment of distributions	21,927	513,549	21,383	536,303
Shares reacquired	(1,143,835)	(28,658,939)	(1,277,538)	(30,173,861)
Decrease	(842,831)	$(21,168,106)	(1,007,000)	$(23,729,450)

Class R2 Shares
Shares sold	25,373	$641,270	16,192	$384,219
Reinvestment of distributions	57	1,380	57	1,451
Shares reacquired	(46,683)	(1,181,628)	(24,587)	(586,517)
Decrease	(21,253)	$(538,978)	(8,338)	$(200,847)

Notes to Financial Statements (concluded)

	Year Ended December 31, 2015		Year Ended December 31, 2014
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	338,815	$8,687,871	316,768	$7,594,785
Reinvestment of distributions	6,718	160,552	4,434	113,424
Shares reacquired	(386,434)	(9,847,112)	(426,385)	(10,135,497)
Decrease	(40,901)	$(998,689)	(105,183)	$(2,427,288)

Class R4 Shares(a)
Shares sold	378.21	$10,000	–	$–
Reinvestment of distributions	3.62	87	–	–
Increase	381.83	$10,087	–	$–

Class R5 Shares(a)
Shares sold	380.52	$10,000	–	$–
Reinvestment of distributions	4.18	100	–	–
Increase	384.70	$10,100	–	$–

Class R6 Shares(a)
Shares sold	1,039.22	$26,290	–	$–
Reinvestment of distributions	4	102	–	–
Increase	1,043.22	$26,392	–	$–

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Stock Fund, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the period presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 26, 2016

Supplemental Proxy Information (unaudited)

A special meeting of shareholders of Mid Cap Stock Fund was held on November 5, 2015. The special meeting was held for shareholders of the Fund to vote on the following matters:

1.	To amend the Fund’s fundamental restrictions related to borrowing and lending to enable the Fund to participate in an interfund lending program; and

2.	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for the Fund’s current fiscal year.

The results of the proxy solicitation on the preceding matter were as follows:

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(a) Amend the fundamental investment restriction with respect to Borrowing

	Votes For	Votes Against	Abstain	Non-Votes
Mid Cap Stock Fund	37,350,842	2,191,550	2,800,537	5,586,524

1.	To approve the amendment to the fundamental investment restrictions of the Fund as described in the proxy statement:

(b) Amend the fundamental investment restriction with respect to Lending

	Votes For	Votes Against	Abstain	Non-Votes
Mid Cap Stock Fund	37,362,144	2,213,600	2,767,185	5,586,524

2.	To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year

	Votes For	Votes Against	Abstain	Non-Votes
Mid Cap Stock Fund	44,675,487	920,681	2,333,285	–

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002–2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett (the “Independent Board Members”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Board Members also discussed the materials described above with their independent legal counsel in a private session at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the management agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2015. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year, three-year, and five-year periods and below the median of the performance peer group for the ten-year period.

Approval of Advisory Contract (continued)

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by		LAMCVF-2
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Mid Cap Stock Fund, Inc.	(2/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$40,900	$40,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	40,900	40,000

Tax Fees {b}	7,878	7,746
All Other Fees	- 0 -	- 0 -

Total Fees	$48,778	$47,746

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$285,031	$185,734

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive

Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 26, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 26, 2016

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 26, 2016